ADVISOR'S DISCIPLINED TRUST 56
                NEW YORK MUNICIPAL CLOSED-END PORTFOLIO, SERIES 1

                          SUPPLEMENT TO THE PROSPECTUS

     Notwithstanding anything to the contrary in the prospectus, the secondary market concession or agency commission allowed to broker-dealers and other selling firms by the sponsor is 4.25% of the public offering price per unit.

Supplement Dated:  October 17, 2006